                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 12, 2006

                        Blonder Tongue Laboratories, Inc.
             (Exact Name of registrant as specified in its charter)

           Delaware                      1-14120                  52-1611421
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
         incorporation)                                      Identification No.)

                One Jake Brown Road, Old Bridge, New Jersey 08857
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (732) 679-4000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

[_]  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On September  12, 2006,  Blonder  Tongue  Investment  Company  ("BTIC"),  a
wholly-owned  subsidiary of Blonder Tongue  Laboratories,  Inc. (the "Company"),
entered into a Patent Purchase  Agreement  ("Purchase  Agreement") with Moonbeam
L.L.C. ("Moonbeam").  Pursuant to the Purchase Agreement, upon closing, Moonbeam will pay to BTIC a total of Two Million  Dollars  ($2,000,000)  as the  purchase price for certain patent applications,  provisional patent applications, patents
and  related  foreign  patents  and  applications  (collectively,   the  "Patent
Rights").  The Patent Rights deal primarily with  Interdiction  product lines in the Addressable Subscriber category of equipment.

     Under the terms of the Purchase  Agreement,  upon closing and  concurrently with the sale of the Patent Rights to Moonbeam,  Blonder Tongue, its affiliates, and  its  authorized  agents  will be  granted  a  royalty-free,  non-exclusive, non-sublicenseable,  worldwide  right and  license to use the  Patent  Rights to make, use,  distribute,  lease, sell, import,  export,  develop,  dispose of and exploit any products covered by the Patent Rights. Further,  Blonder Tongue will be  permitted  to  transfer  its  license  rights  to  a  purchaser  of  all  or substantially  all of the operating  assets of certain  Blonder Tongue  business lines.  Still  further,  Blonder  Tongue  (and a  successor)  will be  granted a non-exclusive  right to use the inventions and  discoveries  described in any of the  patents  for the  purpose  of  further  research  and  development  of such inventions and discoveries in connection with Blonder Tongue's business.

     The  Purchase  Agreement  is  subject to certain  customary  conditions  to closing,  including  satisfactory  completion of  documentation.  The closing is anticipated  to occur  within  thirty days  following  execution of the Purchase
Agreement.

     The  foregoing  description  of the Purchase  Agreement is qualified in its entirety by  reference  to the  complete  terms and  conditions  of the Purchase
Agreement, which is filed as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)   The following exhibits are filed herewith:

         Exhibit 99.1               Patent Purchase Agreement

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FORWARD LOOKING STATEMENTS

This  report  contains  forward-looking  statements  within  the  meaning of The
Private  Securities  Litigation Reform Act of 1995. These statements are neither promises nor guarantees, are based upon assumptions and estimates that might not be realized and are subject to risks and  uncertainties  that could cause actual results to differ materially from those in the forward looking statements. These risks and  uncertainties  include,  but are not  limited  to,  the timing of the closing for the sale of the Patent  Rights to Moonbeam,  if at all.  There are a
number  of  factors  that  may  cause  actual   results  to  differ  from  these
forward-looking  statements,  including  the  success  of  marketing  and  sales strategies and new product development,  the price of raw materials, and general economic  and  business  conditions.  Other  risks  and  uncertainties  that may materially  affect the Company are provided in the Company's  annual  reports to shareholders  and the Company's  periodic  reports filed with the Securities and
Exchange Commission from time to time, including reports on Forms 10-K and 10-Q.
Please refer to these  documents  for a more thorough  description  of these and other risk factors.

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                                    SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                    BLONDER TONGUE LABORATORIES, INC.

                                    By:  /s/ Eric Skolnik
                                         Eric Skolnik
                                         Senior Vice President
                                         and Chief Financial Officer

Date: September 18, 2006

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